Acquisition of RGI	12 Months Ended
Dec. 31, 2025
Acquisition of RGI [Abstract]
Acquisition of RGI
9.	Acquisition of RGI:

On May 5, 2025, United determined that it became the primary beneficiary of RGI and the non-controlling interest was determined to be 28.2%. As a result of this increase, and according with ASC 810, United became the primary beneficiary of RGI and consolidated its financial position and results of operations. The transaction was accounted for in accordance with ASC 810-10-30-3 and ASC 810-10-30-4 since the Company concluded that it became the primary beneficiary of a VIE that is not business. The Company recognized the identifiable assets and liabilities and the non-controlling interest at fair values in accordance with ASC 805-20-25 and ASC 805-20-30. The fair values of the identifiable assets acquired, liabilities assumed and non-controlling interest related to RGI were determined through Level 3 inputs within the fair value hierarchy. The valuation incorporated unobservable inputs, including estimates related to RGI’s investment in WEC, which owns a vessel under construction which was not marketable on May 5, 2025. The Company estimated the fair value of the new building contract based on the average of third party brokers' valuations, adjusted to reflect RGI's proportionate interest in WEC's vessel under construction, amounting to $12,249.

The gain recognized in the accompanying consolidated statement of operation was the difference between (a) the sum of consideration paid of $4,219, fair value of non-controlling interest $3,552 and the reported amount of the previous held investment of $3,552, and (b) the fair value of the identifiable assets and liabilities of $12,595. The Company also derecognized the translation reserve adjustments of $4 related to previously held equity method investment presented in the accompanying consolidated statement of other comprehensive loss. As a result of this transaction, the Company recognized as gain on acquisition of RGI an amount of $1,268 in the accompanying consolidated statement of operations.

On October 31, 2025, the Company expanded its ownership in RGI by 4.4%, increasing its stake by Euro 2.1 million (or $2,405) as per the installment terms of the RGI shareholders’ agreement.

On October 31, 2025, the Company provided a short-term (30-day) Euro 2.1 million (or $2,466) convertible loan facility to RGI with interest paid in shares. In November 2025 the Company decided that it will convert the loan into shares. The conversion was completed in March 2026 (Note 17). As of December 31, 2025, the intercompany convertible loan between RGI and United has been eliminated on a consolidated basis.

On November 21, 2025, the Company entered into an addendum to the subscription agreement with RGI, whereby United and the minority interest holders of RGI agreed to contribute to RGI an amount of $92 on a pro-rata basis.

As of December 31, 2025, the Company held a 76.2% equity stake in RGI.

As of December 31, 2025, the non-controlling interest holders of RGI had committed to fund the remaining Euro 1.2 million (or $1,357 based on the Euro/U.S. dollar exchange rate of €1.00: $1.18 as of December 31, 2025). While their commitments were also contractually binding, the Company could not ensure that those contributions would be made on a timely basis, if at all. Failure by any party to fulfill their capital commitment could result in changes to ownership interests, dilution, or default provisions under the shareholders’ agreement. As of December 31, 2025, United had not recorded a liability related to the unfunded commitment, as it does not meet the criteria for recognition under ASC 405 or ASC 450.